                                                                  EXHIBIT 10.110



                      EXTENSION LETTER FOR PROMISSORY NOTES
                          DATED AS OF DECEMBER 31, 1998


         This Extension Letter hereby amends those certain Promissory Notes listed below by and between American Artists Film Corporation (therein called "Obligor") and Rex Hauck, (therein called "Holder") and extends the due dates of said Promissory Notes for a period of 365 days with all principal and any accrued but unpaid interest due on or before December 31, 1999.


         Date of Promissory Note    Amount of Promissory Note
         -----------------------    -------------------------
(1)      As of July 31, 1997              $ 10,468.00
(2)      April 17, 1995                   $ 17,500.00
(3)      August 15, 1994                  $  4,499.00
(4)      February 1, 1994                 $  2,603.28
(5)      December 31, 1993                $ 19,696.51


         IN WITNESS WHEREOF, the undersigned has caused this Extension Letter to be duly executed under the seal on the date and year first above written.

                                        "OBLIGOR"



                                        By:     /s/ ROBERT MARTINEZ
                                          -------------------------------------
                                           American Artists Film Corporation
                                           1245 Fowler St., N.W.
                                           Atlanta, Georgia 30318

"HOLDER"



     /s/ REX HAUCK
-----------------------------
Rex Hauck